Forward-Looking Statements February 2018

Investment Highlights February 2018 3 Track record of favorable growth and investor returns Strong free cash flow and balance sheet

TrueBlue at a Glance

108,000
Customers served annually with strong diversity[1]

740,000
People connected to work during 2017

One of the largest U.S. industrial staffing providers

#1
Global RPO provider[2]

2013-2017 Revenue CAGR
11% Growth

2013-2017 Average Return on Equity[3]
16% Return

$2.5B
2017 Revenue

Everest Group
From insight to action.
PeopleScout named a Leader and Star Performer by Everest Group for service delivery, technology and buyer satisfaction

HRO TODAY
HRO Today magazine repeatedly recognizes PeopleScout as a global market leader

Thousands of veterans hired per year via internal programs as well as Hiring Our Heroes and Wounded Warriors

Recognized as a Corporate Champion by the Women's Forum of New York for board diversity

[1] No single customer accounted for more than 3% of total revenue for FY 2017.
[2] Source: Everest Group. Overall recruitment process outsourcing rankings by annual number of hires (2017).
[3] Calculated as Adjusted Net Income divided by average shareholders' equity over the prior four quarters.

February 2018 4

Three Specialized Segments Meet Diverse Customer Needs

Specialized Staffing	Workforce Management	Recruiting Solutions
peopleready A TRUEBLUE COMPANY	people management A TRUEBLUE COMPANY	peoplescout A TRUEBLUE COMPANY
On-demand contingent labor for industrial customers.	On-site contingent workforce management solutions.[1]	Talent solutions for recruiting permanent employees.[2]

	PeopleReady	PeopleManagement	PeopleScout
Revenue Mix[3]	60%	32%	8%
Adj. EBITDA Mix[3]	54%	19%	27%
Adj. EBITDA Margin[3]	5%	3%	21%

[1] We use the following distinct brands to market our PeopleManagement contingent workforce solutions: Staff Management | SMX, SIMOS Insourcing Solutions, PlaneTechs and Centerline.
[2] Also includes managed service provider business, which provides customers with improved quality and spend management of their contingent labor vendors.
[3] Revenue and Adjusted EBITDA calculations based on FY 2017; Adjusted EBITDA mix calculations exclude Corporate unallocated expenses. See the appendix to this presentation and "Financial Information" in the investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

February 2018 5

Solving Workforce Challenges Globally February 2018 6 complex global diverse age 65 will be almost double worker shortage growth robust workforce solutions

Strong Position in Attractive Vertical Markets February 2018 7 Construction Manufacturing Transport & Wholesale Retail & Services In d u s tr y D y n a m ic s            FY-17 Business Mix: 23% FY-17 Business Mix: 26% FY-17 Business Mix: 22% FY-17 Business Mix: 20% Housing Starts Have Not Kept Pace U.S. Manufacturing Renaissance Wholesale Trade At New High E-commerce Growing % of Retail Sales Source: U.S. Census Bureau Source: U.S. Board of Governors of the Federal Reserve System (FRB) Source: Bureau of Labor Statistics Source: U.S. Census Bureau 60 65 70 75 80 85 90 95 100 105 110 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 Industrial Production Index 3.0 3.5 4.0 4.5 5.0 5.5 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 Transportation and Warehousing Employment Millions - 500 1,000 1,500 2,000 2,500 150 170 190 210 230 250 270 290 310 330 350 19 70 19 75 19 80 19 85 19 90 19 95 20 00 20 05 20 10 20 15 US Population Housing Permits Millions Thousands 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 E-commerce % of Retail Sales

Powerful Secular Forces in Industrial Staffing February 2018 8 7% Growing Market       o o  o o      Positive Demographic Trends Temporary Help Penetration Growth Compelling Technology Rise of E-commerce On-Shoring Comeback 1 Source: Staffing Industry Analysts. 2 Source: TrueBlue estimate based on 6% CAGR from 2018 to 2025. 3 Source: Bureau of Labor Statistics.

Segment Strategy Highlights February 2018 Boost shareholder returns through share repurchase Grow Productivity Solutions  Differentiated offering  Perfect fit with e-commerce  Attractive EBITDA margin (productivity solutions generated margins of 8% in 2017) Well Positioned  Recognized global leader  High growth market  Attractive EBITDA margin Leverage Digital Strategy  Best-in-class proprietary technology (Affinix™)  Mobile-first, AI-enabled, cloud-based platform  Streamlines the candidate sourcing process Leverage Digital Strategy  Compelling technology + established branch network  Value creation: 24/7 order fulfilment, enhanced customer/worker experience  15%+ EBITDA margins on incremental revenue

JobStackTM Mobile App – A Competitive Differentiator February 2018 JobStackTM is a next generation mobile app that algorithmically matches workers with available jobs.  24/7 order creation  Real-time order fill rates  Associate ratings  Worksite ratings  Work week control Driving Value for TrueBlue Compelling Technology CUSTOMER ASSOCIATE  Round-the-clock revenue generation  Improved associate experience  Lift associate quality  Enhanced communication & safety  Tap into larger and more diverse talent pool

Productivity Solutions and eCommerce February 2018 eCommerce Vertical Leadership  Labor intensive pick-and-pack movement v. traditional bulk pallets  Increasing demand for PeopleManagement's ability to deliver a flexible, fully sourced and managed workforce  Fastest growing segment is smaller e-retailers (<$100 million annual sales), which is a core strength for PeopleManagment Driving Productivity Solutions  High margin business with strong customer value proposition and high customer retention  Value-add solutions include cost per-unit pricing and process re- engineering to help customers reduce labor spend by 15% or more  SIMOS is PeopleManagement's highest margin business and a recognized leader in the productivity solutions space

PeopleScout: Attractive Margin and Rapid Growth February 2018 21% 9% FY-17FY-15 Adjusted EBITDA Margin PeopleScout TBI Total  Industry Leadership o #1 global provider of enterprise RPO1 o Emerging healthcare vertical strength  Differentiated Service Proprietary technology drives value-add recruitment capabilities  Growing Market 12% global market growth CAGR2  Global Prospects Opportunity to broaden footprint in Europe and Asia Pacific 1 Source: Everest Group. Overall RPO rankings by annual number of hires (2017). 2 Source: NelsonHall (2018). Represents estimated market CAGR from 2017-2022. 4% 8% 5% 27% FY-15 FY-17 PeopleScout % of Total Company Results Revenue Adjusted EBITDA 3

Well Positioned to Boost Shareholder Returns with Buybacks February 2018 1 $100 million stock repurchase authorization announced on 30 October, 2017. $93 million remaining under the authorization as of 31 December, 2017. 2 Calculated as net cash provided by operating activities, minus purchases for property and equipment. See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 3 Calculated as Adjusted Net Income divided by average shareholders’ equity at the end of the prior four quarters.    $31 $54 $233 $78 2014 2015 2016 2017 1.7x 1.7x 0.9x 1.0x 2014 2015 2016 2017 17% 17% 17% 13% 2014 2015 2016 2017 millions

February 2018 15 NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS Non-GAAP Measure Definition Purpose of Adjusted Measures EBITDA and Adjusted EBITDA EBITDA excludes from net income (loss) the effects of: - interest expense, - income taxes, and - depreciation and amortization. Adjusted EBITDA, further excludes the effects of: - acquisition/integration and other costs, - goodwill and intangible asset impairment charge, and - Work Opportunity Tax Credit third-party processing fees. - Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. - Used by management to assess performance and effectiveness of our business strategies by excluding certain non-cash charges. - Provides a measure, among others, used in the determination of incentive compensation for management. Adjusted net income (loss) and Adjusted net income (loss), per diluted share Net income (loss) and net income (loss) per diluted share, excluding the effects of: - acquisition/integration and other costs, - goodwill and intangible asset impairment charge, - amortization of intangibles of acquired businesses, as well as accretion expense related to acquisition earn-out, - tax effect of each adjustment to U.S. GAAP net income (loss), and - adjusted income taxes to the expected effective tax rate. - Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. - Used by management to assess performance and effectiveness of our business strategies by excluding certain non-cash charges. In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME, PER DILUTED SHARE *(Unaudited)*

(in thousands, except for per share data)*	2017 52 Weeks Ended Dec 31, 2017	2016 53 Weeks Ended Jan 1, 2017	2015 52 Weeks Ended Dec 25, 2015	2014 52 Weeks Ended Dec 26, 2014
Net income	**$ 55,456**	$ (15,251)	$ 71,247	$ 65,675
Acquisition/integration and other costs (1)	**162**	12,223	5,135	5,220
Goodwill and intangible asset impairment charge (2)	**—**	103,544	—	—
Amortization of intangible assets of acquired businesses (3)	**22,290**	27,069	19,903	12,046
Tax effect of adjustments to net income (4)	**(6,287)**	(39,994)	(7,011)	(4,834)
Adjust income taxes to normalized effective rate (5)	**380**	606	(1,805)	(6,747)
Adjusted net income	**$ 72,001**	$ 88,197	$ 87,469	$ 71,360
Adjusted net income, per diluted share	**$ 1.74**	$ 2.10	$ 2.10	$ 1.73
Diluted weighted average shares outstanding	**41,441**	41,968	41,622	41,176

* Totals may not sum due to rounding

RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA *(Unaudited)*

(in thousands)	2017 52 Weeks Ended Dec 31, 2017	2016 53 Weeks Ended Jan 1, 2017	2015 52 Weeks Ended Dec 25, 2015	2014 52 Weeks Ended Dec 26, 2014
Net income	**$ 55,456**	$ (15,251)	$ 71,247	$ 65,675
Income tax expense	**22,094**	(5,089)	25,200	16,169
Interest and other expense, net	**14**	3,345	1,395	(116)
Depreciation and amortization	**46,115**	46,692	41,843	29,474
EBITDA	**123,679**	29,697	139,685	111,202
Acquisition/integration and other costs (1)	**162**	12,223	5,135	5,220
Goodwill and intangible asset impairment charge (2)	**—**	103,544	—	—
Work Opportunity Tax Credit processing fees (6)	**805**	1,858	2,352	3,020
Adjusted EBITDA	**$ 124,646**	$ 147,322	$ 147,172	$ 119,442

See the last slide of the appendix for footnotes.

February 2018 16

RECONCILIATION OF SEGMENT EBITDA TO ADJUSTED SEGMENT EBITDA (Unaudited) February 2018 17 RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOWS (Unaudited) 2017 2016 52 Weeks Ended 53 Weeks Ended Dec 31, 2017 Jan 1, 2017 (in thousands) PeopleReady PeopleManagement PeopleScout PeopleReady PeopleManagement PeopleScout Segment EBITDA (7) $ 78,372 $ 27,043 $ 39,232 $ 101,270 $ (60,452) $ 19,116 Acquisition/integration and other costs (1) (133) 173 122 1,660 3,909 — Goodwill and intangible asset impairment charge (2) — — — 4,275 84,100 15,169 Work Opportunity Tax Credit processing fees (6) 805 — — 1,858 — — Adjusted Segment EBITDA (7) $ 79,044 $ 27,216 $ 39,354 $ 109,063 $ 27,557 $ 34,285 2017 2016 2015 2014 52 Weeks Ended 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended (in thousands) Dec 31, 2017 Jan 1, 2017 Dec 25, 2015 Dec 26, 2014 Net cash provided by operating activities $ 99,851 $ 261,754 $ 72,072 $ 47,525 Capital expenditures (21,958) (29,042) (18,394) (16,918) Free cash flows $ 77,893 $ 232,712 $ 53,678 $ 30,607 See the last slide of the appendix for footnotes.

February 2018 18 Footnotes: 1. Acquisition/integration and other costs related to the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, the acquisition of SIMOS, which was completed on December 1, 2015, the acquisition of Seaton, which was completed on June 30, 2014, the acquisition of MDT, which was completed on February 4, 2013, the acquisition of The Work Connection, which was completed October 1, 2013 and the acquisition of certain assets of Crowley Transportation Services, which was completed June 2013. In addition, other charges for the fiscal year ended December 31, 2017, include a workforce reduction charge of $2.5 million primarily associated with employee reductions in the PeopleReady business, offset by $2.3 million of workers' compensation benefit. The workers' compensation benefit is associated with the favorable settlement of insurance coverage associated with a former insurance company and other items not considered part of our core operations. Other charges for the fiscal year ended January 1, 2017, consist of costs of $2.6 million associated with our exit from the Amazon delivery business, $1.3 million adjustment to increase the earn-out associated with the acquisition of SIMOS, and branch signage write branch signage write- offs of $1.6 million due to our re-branding to PeopleReady. 2. The Goodwill and intangible asset impairment charge for the fiscal year ended January 1, 2017, included $99.3 million of impairment charges relating to our Staff Management | SMX, hrX, and PlaneTechs reporting units, and write-off of the CLP and Spartan reporting unit trade names/trademarks of $4.3 million due to the re- branding to PeopleReady. Note, our PeopleScout and hrX service lines were combined during fiscal 2016 and now represent a single operating unit (PeopleScout). 3. Amortization of intangible assets of acquired businesses as well as accretion expense related to the SIMOS acquisition earn-out. 4. Total tax effect of each of the adjustments to U.S. GAAP net income (loss) per diluted share using the expected rate of 28 percent for 2017 and 2016. We expect the tax rate to be 16 percent in Q1 2018 due to the enacted U.S. Tax Cuts and Job Act. 5. Adjusts the effective income tax rate to the expected rate of 28 percent for 2017 and 2016. We expect the tax rate to be 16 percent in Q1 2018 due to the enacted U.S. Tax Cuts and Job Act. 6. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates and reduce our income taxes. 7. Segment earnings before interest, taxes, depreciation and amortization ("Segment EBITDA") is a primary measure of segment performance. Segment EBITDA includes net sales to third parties, related cost of sales, selling, general and administrative expenses, and goodwill and intangible asset impairment charge directly attributable to the reportable segment together with certain allocated corporate general and administrative expenses. Segment EBITDA excludes unallocated corporate general and administrative expenses. Adjusted Segment EBITDA is a non-GAAP financial measure and further excludes acquisition/integration and other costs, goodwill and intangible asset impairment charge, and Work Opportunity Tax Credit third-party processing fees. Adjusted Segment EBITDA is a key measure used by management to assess performance and, in our opinion, enhances comparability and provides investors with useful insight into the underlying trends of the business. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.